Exhibit 10.33

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from Section 10 of this Agreement. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

Agreement on transfer of rights and obligations
under Contract No. D0811373 dated July 1, 2008, concluded between
OAO "Mobilnye TeleSistemy" and OOO "RM-Invest"

Moscow	July 1, 2012

OAO "Mobilnye TeleSistemy", hereinafter referred to as the "Customer", represented by Temporary Acting Director of the Department for the development of products and services Marasanov Maxim Vladimirovitch, acting under the Power of attorney No. 0106/12 dated 01.07.2012, the OOO "RM-Invest", hereinafter referred to as the "Previous Contractor", represented by the General director Katsaev Tsakhay Khayrullaevitch acting under the Charter, on the other hand, and TOT MONEY LLC, hereinafter referred to as the "New Contractor", represented by the General director Vladimir Ivanovitch Trofimov, acting under Charter, jointly referred to as the PARTIES, have agreed as follows:

1.	The Previous Contractor shall transfer its rights and obligations under the Contract No. D0811373 dated July 1, 2008, entered into between the Customer and the Previous Contractor, to the New Contractor, and the Customer agrees to the transfer.

2.	The New Contractor shall accept all rights and obligations under the Contract No. D0811373 dated July 1, 2008.

3.	Until February 28, 2013 the New Contractor shall settle with the Customer mutual payments specified by the Agreement No. D0811373 dated July 1, 2008, for the period prior to the date referred to in paragraph 5 of this Agreement, as follows:
Settlement of payments for the SERVICES provided by the Previous Contractor till the date specified in paragraph 5 of this Agreement, subject to the PAID TRAFFIC, UNPAID TRAFFIC, LOAD PAID BY SUBSCRIBERS IN RESPECT OF THE TRAFFIC PREVIOUSLY UNPAID, which is confirmed by signing of the relevant Act between the New Contractor and the Customer.
All the mutual payments between the Previous Contractor and the New Contractor for the assigned rights and obligations under the Agreement No. D0811373 dated July 1, 2008 shall be carried out under a separate contract concluded between the Previous Contractor and the new Contractor Agreement

4.	The Previous Contractor shall transfer to the New Contractor at the time of signing of this Agreement, its copy of the Contract No. D0811373 dated July 1, 2008, and all documents necessary for the New Contractor to execute the Contract No. D0811373 dated July 1, 2008.

5.	This Agreement shall enter into force on August 1, 2012.

6.	Each PARTY shall be responsible for the damage caused to the other party if it arose through its fault, due to non-fulfillment or improper fulfillment of contractual obligations under this Agreement and the Contract No. D0811373 dated July 1, 2008.

7.	From the entry into force of this Agreement the paragraph 12.1. of the Contract No. D0811373 dated July 1, 2008 shall be amended as follows:
«12.1 This Contract is valid till June 14, 2017, but no longer than the term of the CONTRACTOR's license No. 100266 of June 14, 2012, issued by the Federal Service for Supervision of Communications»

8.	All the rest that is not covered by this Agreement shall be governed by applicable Russian legislation and the provisions of the Contract No. D0811373 dated July 1, 2008, having the effect without any changes and exemptions for the New Contractor.

9.	This Agreement is executed in 3 (three) copies of equal legal force, one for each party.

10.	Addresses and details of the parties:

ОАО «Mobilnye TeleSistemy»
Registered address:
109147, Moscow, Marxistskaya ulitsa, 4
Tel. / Fax: [●]* / [●]*
INN (Taxpayer's Identification Number): [●]*
current account: [●]* OAO "MTS-Bank"
correspondent account: [●]*
BIC (Bank Identification Code): [●]*

ООО «RМ-Invest»	TOT MONEY LLC
Registered address:194100, Saint-Petersburg, Kantemirovskaya Street, Building 12, Room 15-N	Registered address: Russia, 127220, Moscow, ul. 1st Kvesisskaya, 9
Actual address: Russia, 191119, St. Petersburg, ul. Marata, 82	Actual address: Russia, 191119, St. Petersburg, ul. Marata, 82
Tel. / Fax: [●]*	Tel. / Fax: [●]*
INN (Taxpayer's Identification Number): [●]*	INN (Taxpayer's Identification Number): [●]*
current account: [●]* in Branch "Saint-Petersburg" OAO "ALFA-BANK"	current account: [●]* in OJSC "Alfa-Bank"
correspondent account [●]*	correspondent account [●]*
BIC (Bank Identification Code): [●]*	BIC (Bank Identification Code): [●]*
KPP (Tax Registration Reason Code): [●]*	KPP (Tax Registration Reason Code): [●]*

Signatures of the parties:

On behalf of the Customer

Temporary Acting Director of the Department for Development of products and services products and services

ОАО «Mobilnye TeleSistemy»

/s/ Marasanov	M.V. Marasanov

On behalf of the Previous Contractor		On behalf of the New Contractor

General director		General director
OOO "RM-Invest"		TOT MONEY LLC

/s/ Katsaev	Katsaev Tsakhay	/s/ Ivanovitch	Trofimov Vladimir Ivanovitch
Khayrulaevitch

* Omitted pursuant to request for confidential treatment.

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